UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		March 13, 2009
NIKE, Inc.
(Exact name of registrant as specified in charter)

OREGON	1-10635	93-0584541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE BOWERMAN DRIVE BEAVERTON, OR		97005-6453
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(503)671-6453

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS.  Statements marked with an asterisk are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements involve risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. For additional information about risks and uncertainties that could adversely affect the Company’s (as defined below) forward-looking statements, please refer to reports filed by the Company with the Securities and Exchange Commission, including Forms 8-K, 10-Q, and 10-K.  The risks included in such reports are not exhaustive.  The Company operates in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Item 2.02 Results of Operations and Financial Condition.

Today NIKE, Inc. (the "Company") issued a press release disclosing financial results for the fiscal quarter ended February 28, 2009.  The text of the release is furnished herewith as Exhibit 99.1.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On March 16, 2009, the Company committed to certain actions in furtherance of its previously announced restructuring, including the termination of impacted employees.  The restructuring is intended to streamline the Company’s management structure to enhance consumer focus, drive innovation more quickly to market and establish a more scalable cost structure.  As a result of these actions, the Company expects to incur gross restructuring and related charges of between $175 million and $225 million, consisting primarily of cash charges relating to severance costs.  The Company expects to incur most of these charges in the fourth quarter of fiscal 2009.  When completed, the Company expects to generate annualized savings of an amount comparable to the charges.*

Item 2.06 Material Impairments.

On March 13, 2009, the Company concluded that it had an impairment related to the goodwill, intangible and other long-term assets of Umbro Ltd., a wholly-owned subsidiary of the Company (“Umbro”).  As a result, the Company has recorded a pre-tax non-cash impairment charge of $401.3 million.  On an after-tax basis, the impairment charge is $240.7 million.  This impairment charge will be reflected in the Company’s financial statements for the fiscal quarter ended February 28, 2009.  The impairment charge is a result of a combination of factors, including the deteriorating global consumer markets, particularly in the United Kingdom, which is Umbro’s primary market, management’s decision to adjust planned investment in the brand, the decline in forecasted profits and cash flows from those originally projected at the date of acquisition of Umbro, and financial market volatility, which has reduced both the estimated present value of future cash flows and the market value of comparable businesses.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this Form 8-K:

99.1 Press Release dated March 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 18, 2009

                                                  NIKE, Inc.
                                                  (Registrant)

                                                By: /s/ Donald W. Blair
                                 Donald W. Blair
                                 Chief Financial Officer